UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020
EASTMAN KODAK COMPANY (Exact name of registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(585) 724-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KODK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02Termination of a Material Definitive Agreement.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 3.02Unregistered Sales of Equity Securities.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 8.01Other Events.

On July 29, 2020, Eastman Kodak Company (the “Company”) received conversion notices from holders of the Company’s 5.00% Secured Convertible Notes due 2021 (the “Notes”) exercising their rights to convert an aggregate of $95 million of principal amount of the Notes (the “Converted Notes”) into shares of the Company’s common stock, par value $.01 per share (“Common Stock”).  The Notes were issued pursuant to a Notes Purchase Agreement, dated as of May 20, 2019, by and among the Company, Longleaf Partners Small-Cap Fund, C2W Partners Master Fund Limited and Deseret Mutual Pension Trust.  Under the terms of the Notes, the conversion date of the Converted Notes is July 29, 2020 (the “Conversion Date”) and the Company is obligated to deliver an aggregate of 29,922,956 shares of Common Stock (the “Conversion Shares”) to the holders of the Converted Notes within five trading days after the Conversion Date.  The Company expects to issue the Conversion Shares on August 3, 2020.  Giving effect to the issuance of the Conversion Shares and otherwise based on the issued and outstanding shares of Common Stock as of July 31, 2020, the Company will have 75,494,534 issued and outstanding shares of Common Stock.  The Company does not plan to exercise its right to pay the $5.6 million of accumulated interest on the Converted Notes in additional shares of Common Stock and, instead, plans to make such payment in cash.  Upon delivery of the Conversion Shares and payment of the accrued interest, the Company’s obligations under the Notes held by Longleaf Partners Small Cap Fund and Deseret Mutual Pension Trust will be fully discharged and the remaining outstanding principal amount of the Notes will be $5 million.  The Conversion Shares will be issued pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Roger W. Byrd
Roger W. Byrd
General Counsel, Secretary and Senior Vice President

Date:  August 3, 2020